                                                                Exhibit 23




              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 2-63561, 2-69122, 2-77321, 2-90023, 2-95495, 33-2502,
33-4067, 33-22604, 33-22605, 33-29484, 33-39851, 33-39852, 33-43128, 33-46520,
33-46521, 33-60696 and 33-60642) of Analog Devices, Inc. of our report dated November 29, 1994, with respect to the consolidated financial statements of Analog Devices, Inc. included in this Annual Report (Form 10-K) for the year ended October 29, 1994.


                                     ERNST & YOUNG LLP


Boston, Massachusetts
January 20, 1995














                                      50